UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
February 16, 2023
Date of Report (Date of earliest event reported)

LIFE STORAGE, INC.
LIFE STORAGE LP
(Exact name of Registrant as Specified in Its Charter)

Maryland (Life Storage, Inc.) Delaware (Life Storage LP)	1-13820 0-24071	16-1194043 16-1481551
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6467 Main Street Williamsville, New York		14221
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (716)
633-1850
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Life Storge, Inc.:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	LSI	New York Stock Exchange
Life Storge LP.:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§ 240.12b-2
of this chapter).
Life Storage, Inc:
Emerging growth company  ☐
Life Storage LP:
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Life Storage, Inc  ☐
Life Storage LP  ☐

Item 7.01	Regulation FD Disclosure
On February 16, 2023, Life Storage, Inc. (“Life Storage”) issued a press release announcing that its board of directors unanimously rejected an unsolicited proposal for the acquisition of Life Storage by Public Storage because the board of directors determined that the proposal significantly undervalues Life Storage and is not in the best interests of Life Storage’s shareholders. A copy of the press release is attached hereto as Exhibit 99.1.
The information in this Current Report on Form
8-K,
including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Life Storage, Inc. issued on February 16, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly au tho
rized.

Date: February 21, 2023		LIFE STORAGE, INC.

	By:	/s/ Joseph V. Saffire
Name: Joseph V. Saffire
Title: Chief Executive Officer

Date: February 21, 2023		LIFE STORAGE LP

	By:	LIFE STORAGE HOLDINGS, INC., as General Partner

	By:	/s/ Joseph V. Saffire
Name: Joseph V. Saffire
Title: Chief Executive Officer